SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - December 13, 2000
                        (Date of Earliest Event Reported)


                                   WICKES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-22468


       Delaware                                                   36-3554758
------------------------                                     -------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


706 North Deerpath Drive, Vernon Hills, Illinois                  60061
------------------------------------------------             --------------
(Address of principal                                           (Zip Code)
 executive offices)


Registrant's telephone number, including area code:  (847) 367-3400





NY2:\1011965\01\L_%501!.DOC\80948.0010

Item 5.  Other Events

                     On December 21, 2000, the Registrant issued a press release announcing that its offer to purchase for cash and solicitation of consents (the "Tender Offer") with respect to its 11-5/8% Senior Subordinated Notes due 2003 (the "Notes") outstanding in the aggregate principal amount of $100,000,000 had expired. The Registrant accepted for payment all Notes properly tendered pursuant to the Tender Offer, which was stated in the press release to be in the aggregate principal amount of $36,763,000. The Notes that were finally determined to have been properly tendered pursuant to the Tender Offer were in the aggregate principal amount of $36,044,000, which were purchased by the Registrant pursuant to the terms of the Tender Offer.

                     A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits.

            See Exhibit Index located on the page immediately following the signature page.

















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
                                   SIGNATURES


                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 WICKES INC.

Date: February 5, 2000                           By: /s/ James A. Hopwood
                                                     --------------------------
                                                     James A. Hopwood
                                                     Vice President Finance,
                                                     Treasurer

















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
                                  Exhibit Index


Exhibit No.                                 Description
-----------                                 -----------

   99                 Press Release Issued by Wickes Inc. on December 21, 2000



















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